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                                   EXHIBIT 23
                       CONSENT OF MCCARTER & ENGLISH, LLP





                                                      November 12, 1999



Ladies and Gentlemen:

      We consent to the incorporation by reference in this Quarterly Report on Form 10-Q of Owens-Illinois, Inc. for the quarter ended September 30, 1999, of the reference to our firm under the caption "Legal Proceedings."



                                          Very truly yours,




                                          /s/McCarter & English, LLP
                                          --------------------------
                                          McCarter & English, LLP